                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 27, 2003



                     BARRISTER GLOBAL SERVICES NETWORK, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                       0-14063                    16-1176561
(State or other jurisdiction      (Commission File Number)         (I.R.S. Employer
      of incorporation)                                           Identification No.)


186 Exchange Street, Buffalo, New York                            14204
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (716) 845-5010

                                 Not Applicable
--------------------------------------------------------------------------------
         Former name or former address, if changed since last report.)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)           EXHIBITS

    99.1          Press Release, dated June 27, 2003 of Barrister
                  Global Services Networks, Inc.

ITEM 9.           REGULATION FD DISCLOSURE (BEING PROVIDED UNDER
                  ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On June 27, 2003, Barrister Global Services Networks, Inc. issued a press release, announcing its earnings for the year ended March 31, 2003. Attached to this current report on Form 8-K as exhibit 99.1, is a copy of the Corporation's related press release dated June 27, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Barrister Global Services Network, Inc.
                              ---------------------------------------
                                           (Registrant)

Date:  June 27, 2003                  /s/  Richard P. Beyer
       -------------          ---------------------------------------
                                            (Signature)
                                       Richard P. Beyer
                                       Senior Vice President and
                                       Chief Financial Officer


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